ELFUN TAX-EXEMPT INCOME FUND

(the “Fund”)

Supplement dated January 9, 2019 to the Statement of Additional Information (“SAI”)

dated April 30, 2018, as may be supplemented from time to time

Effective immediately, Arthur Aaronson and Steven Chung have replaced Michael Caufield as portfolio managers of the Fund. Accordingly, effective immediately, the SAI is revised as follows:

In the sub-section entitled “Portfolio Managers – Other Accounts Managed” within the section entitled “Management of the Funds” beginning on page 77 of the SAI, the information regarding Michael Caufield is deleted in its entirety, and the following is added to and supplements the information in the table regarding other accounts managed by the portfolio managers of the Fund:

Portfolio Manager	Registered Investment Companies Accounts	Assets Managed (billions)	Other Pooled Investment Vehicles Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)

Arthur Aaronson(1)	5	$2.56	2	$0.14	75	$44.84(2)	$47.54(2)

Steven Chung(1)	5	$2.56	2	$0.14	75	$44.84(2)	$47.54(2)

[1]	Information for Mr. Aaronson and Mr. Chung is provided as of November 30, 2018.
[2]	Includes 2 accounts (totaling $887.21 million in assets under management) with performance-based fees.

As of December 31, 2018, Messrs. Aaronson and Chung did not beneficially own any shares of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE